UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): May 24, 2017

Fiserv, Inc.
(Exact Name of Registrant as Specified in Charter)

Wisconsin	0-14948	39-1506125
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
255 Fiserv Drive, Brookfield, Wisconsin 53045
(Address of Principal Executive Offices, Including Zip Code)
(262) 879-5000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.    Submission of Matters to a Vote of Security Holders.

Fiserv, Inc. (the “Company”) held its annual meeting of shareholders on May 24, 2017. At that meeting, the Company’s shareholders voted on five matters as follows:

Election of Directors

The Company’s shareholders elected nine directors to serve until the annual meeting of shareholders in 2018 and until each of their successors is elected and qualified by the following votes:

	Votes For	Votes Withheld	Broker Non-Votes
Alison Davis	174,353,095	1,725,222	19,328,141
John Y. Kim	175,417,316	661,001	19,328,141
Dennis F. Lynch	171,637,543	4,440,774	19,328,141
Denis J. O’Leary	175,373,258	705,059	19,328,141
Glenn M. Renwick	138,020,143	38,058,174	19,328,141
Kim M. Robak	173,306,359	2,771,958	19,328,141
JD Sherman	175,423,625	654,692	19,328,141
Doyle R. Simons	171,281,379	4,796,938	19,328,141
Jeffery W. Yabuki	175,629,183	449,134	19,328,141

Advisory Vote to Approve Named Executive Officer Compensation

The Company’s shareholders approved, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in its 2017 proxy statement by the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
150,249,940	25,500,492	327,885	19,328,141

Advisory Vote on Frequency of Advisory Vote on Named Executive Officer Compensation

The Company’s shareholders approved, on an advisory basis, holding an advisory vote on the compensation of the Company’s named executive officers every year. The votes were as follows:

1 Year	2 Years	3 Years	Abstentions	Broker Non-Votes
161,039,380	220,171	14,579,267	239,499	19,328,141

After taking the results of the vote into consideration, the Company’s board of directors resolved to include in the Company’s proxy materials an advisory vote on the compensation of the Company’s named executive officers every year until the next required vote on the frequency of shareholder advisory votes on the compensation of named executive officers.

Ratification of Independent Registered Public Accounting Firm

The Company’s shareholders ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2017 by the following votes:

Votes For	Votes Against	Abstentions
192,010,308	3,242,877	153,273

Shareholder Proposal Seeking an Amendment to the Company's Proxy Access By-law

The Company’s shareholders rejected a shareholder proposal seeking an amendment to the Company’s proxy access by-law by the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
42,958,494	132,581,733	538,090	19,328,141

Item 8.01.    Other Events.

On May 24, 2017, the Company’s board of directors appointed Glenn M. Renwick to serve as the new Chairman of the board of directors. Mr. Renwick has served as an independent director of the Company since 2001. In addition, the board of directors, upon recommendation of the nominating and corporate governance committee, appointed Doyle R. Simons as the chair of the compensation committee, Denis J. O'Leary as the chair of the audit committee, and Kim M. Robak as the chair of the nominating and corporate governance committee.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FISERV, INC.

Date: May 25, 2017	By:	/s/ Robert W. Hau
Robert W. Hau
Chief Financial Officer and Treasurer